Exhibit 10.5
FIRST AMENDMENT TO
FUELS DISTRIBUTION SERVICES AGREEMENT
This First Amendment to Fuels Distribution Services Agreement (this “Amendment”), is effective as of September 26, 2017 (the “Effective Date”) by and between Marathon Petroleum Company LP, a Delaware limited partnership with an address of 539 South Main Street, Findlay, Ohio 45840 (“MPC”), and MPLX Fuels Distribution LLC, a Delaware limited liability company with an address of 539 South Main Street, Findlay, Ohio 45840 (“MPLXFD”). Each of MPC and MPLXFD is sometimes referred to herein as a “Party.”
W I T N E S S E T H:
WHEREAS, MPC and MPLXFD entered into that certain Fuels Distribution Services Agreement on September 26, 2017 (collectively, the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement in certain respects.
NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.    Capitalized terms not defined in this Amendment shall have the meaning ascribed to such terms in in the Agreement.
2.    Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
2.1        Term. This Agreement will commence on September 26, 2017 and end on the date that is 10 years after the Effective Time (the “Initial Term”), unless terminated early in accordance with this Agreement. Beginning not later than 12 months prior to the end of the Initial Term, the Parties agree to negotiate in good faith an additional five-year term (the “Extended Term”, and together with the Initial Term, the “Term”), including the applicable terms and conditions thereto.
3.    Schedule 1.1 of the Agreement is hereby amended to include the following:
“Extended Term” has the meaning set forth in Section 2.1.
“Initial Term” has the meaning set forth in Section 2.1.
4.    This Amendment may be executed in any number of counterparts all of which together will constitute one agreement binding on each of the Parties. Each of the Parties may sign any number of copies of this Amendment. Each signed copy will be deemed to be an original, but all of them together will represent one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or portable document format (PDF) will be effective as delivery of a manually executed counterpart of this Amendment.

5.    Except for the provisions of the Agreement specifically addressed in this Amendment, all other provisions of the Agreement shall remain in full force and effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Effective Date.

Marathon Petroleum Company LP
By: MPC Investment LLC, its General Partner

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

MPLX Fuels Distribution LLC

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Signature Page to First Amendment to Fuels Distribution Services Agreement